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                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

                                ----------------

                                    FORM 8-K



                                 CURRENT REPORT

                                ----------------


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 28, 1999




                              Global Crossing Ltd.
             (Exact name of registrant as specified in its charter)



        Bermuda                        000-24565                98-0189783
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

  Wessex House, 45 Reid Street                                      HM12
       Hamilton, Bermuda                                         (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code (441) 296-8600
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Item 2.  Acquisition or Disposition of Assets.

          On September 28, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), announced the consummation of the merger of GCF Acquisition Corp., a New York Corporation and a wholly owned subsidiary of Global Crossing ("Merger Sub"), with and into Frontier Corporation, a New York corporation ("Frontier"), resulting in Frontier becoming a wholly owned subsidary of Global Crossing. A copy of the Agreement and Plan of Merger, dated as of March 16, 1999, as amended, among Global Crossing, Merger Sub and Frontier is hereby incorporated by reference to Global Crossing=s Registration Statement on Form S-4 filed on September 8, 1999 (File No. 333-86693).

          A copy of the press release of Global Crossing, dated September 28, 1999, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

          (a)  Financial Statements of Business Acquired:

          The financial statements of Frontier Corporation are hereby incorporated by reference to Global Crossing=s Registration Statement on Form S-4 filed on September 8, 1999 (File No. 333-86693).

          (b) Pro Forma Financial Information:

          The pro forma financial information related to the acquisition is hereby incorporated by reference to Global Crossing=s Registration Statement on Form S-4 filed on September 8, 1999 (File No. 333-86693).

          (c)  Exhibits.

99.1      Press Release of Global Crossing Ltd., dated September 28, 1999.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          GLOBAL CROSSING LTD.



Dated:  September 29, 1999       By:       /s/ Dan J. Cohrs
                                         -----------------------------------
                                          Name: Dan J. Cohrs
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX




       Exhibit No.                              Description
- -------------------------  ---------------------------------------------------

          99.1                  Press Release of Global Crossing Ltd., dated
                                            September 28, 1999.